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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated December 23, 1997, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-58747 and 33-58743 on Form S-8.

                                                             ARTHUR ANDERSEN LLP

Roseland, New Jersey
January 23, 1998